Ivy Funds

Supplement dated January 31, 2019 to the

Ivy Funds Prospectus

dated October 31, 2018

as supplemented December 3, 2018

The following is inserted as a new paragraph immediately following the “Exchange Privileges — Converting Shares — Automatic Conversions” paragraph on page 44:

If you hold Class I shares through a ‘wrap fee’ or asset allocation program or other fee-based arrangement sponsored by a nonaffiliated broker-dealer or other financial institution that has entered into an agreement with IDI, but subsequently become ineligible to participate in the program or withdraw from the program, you may be subject to conversion of your Class I shares by the program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Class I shares. Such conversion would occur without the imposition of any applicable upfront or deferred sales charges and will be based on the respective NAVs per share of the two classes on the trade date of the conversion. You should contact your program provider to obtain information about your eligibility for the provider’s program and the class of shares you would receive upon such a conversion.

Supplement	Prospectus	1